UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

AssetMark Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38980	30-0774039
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1655 Grant Street, 10th Floor
Concord, California	94520
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 521-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	AMK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

AssetMark Financial Holdings, Inc. (the “Company”) will be attending the following investor conferences in the fourth quarter of 2022:

•

On November 8th, the Company will host one-on-one and group meetings at the Wolfe Research Wealth Symposium in New York, NY. The conference will be attended by CFO, Gary Zyla and Head of Investor Relations, Taylor Hamilton.

•

On November 15th, the Company will host one-on-one and group meetings as part of a virtual non-deal roadshow (NDR) with William Blair. The virtual NDR will be attended by CEO, Natalie Wolfsen; CFO, Gary Zyla and Head of Investor Relations, Taylor Hamilton.

•

On December 7th, the Company will host one-on-one and group meetings at the Goldman Sachs 2022 US Financial Services Conference in New York, NY. The conference will be attended by CEO, Natalie Wolfsen; CFO, Gary Zyla and Head of Investor Relations, Taylor Hamilton.

A copy of the presentation containing information that may be shared during the one-on-ones and group meetings at such conferences has been posted concurrently with the filing of this Form 8-K to our investor relations website at http://ir.assetmark.com, is attached hereto as Exhibit 99.1 and incorporated herein by reference. From time to time after the date of this Current Report on Form 8-K, the Company may use the presentation attached hereto as Exhibit 99.1 with investors, analysts and others.

The information presented in Items 7.01 and 9.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, in each case except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) – Exhibits

Exhibit Number	Description of Exhibit

99.1	Investor Presentation dated Fourth Quarter 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AssetMark Financial Holdings, Inc.

Date: November 7, 2022	/s/ Gary Zyla
Gary Zyla
Chief Financial Officer

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